UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2018

Regulus Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35670	26-4738379
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10614 Science Center Drive San Diego, CA		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 202-6300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Regulus Therapeutics Inc. (the “Company”) was held on June 1, 2018. As of April 6, 2018, the record date for the Annual Meeting of Stockholders, 104,319,552 shares of common stock were issued and outstanding. A summary of the matters voted upon at the Annual Meeting of Stockholders and the final voting results are set forth below.

Proposal 1. Election of Directors

The seven persons listed below were elected as directors at the Annual Meeting of Stockholders, each to serve until the Company’s 2019 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The final voting results were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
David Baltimore, Ph.D.	49,631,205	4,072,987	38,511,005
Kathryn J. Collier	52,755,308	948,884	38,511,005
Joseph P. Hagan	49,616,442	4,087,750	38,511,005
Stelios Papadopoulos, Ph.D.	49,475,601	4,228,591	38,511,005
William Rastetter, Ph.D.	49,671,149	4,033,043	38,511,005
Hugh Rosen, M.D., Ph.D.	49,671,431	4,032,761	38,511,005
Pascale Witz	49,668,954	4,035,238	38,511,005

Proposal 2. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement for the Annual Meeting of Stockholders. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,838,305	751,650	114,237	38,511,005

Proposal 3. The Company’s stockholders indicated, on an advisory basis, every year as the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers. The final voting results were as follows:

Votes For Every Year	Votes For Every Two Years	Votes for Every Three Years	Abstentions	Broker Non-Votes
49,467,562	3,569,322	447,456	219,852	38,511,005

Based on these results, and consistent with the recommendation of the Company’s Board of Directors, the Company has determined to hold a non-binding stockholder advisory vote on the compensation of the Company’s named executive officers every year.

Proposal 4. Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Company’s Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The final voting results were as follows:

Votes For	Votes Against	Abstentions
90,809,879	1,159,396	245,922

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regulus Therapeutics Inc.

Date: June 5, 2018	By:	/s/ Joseph P. Hagan
Joseph P. Hagan President and CEO